UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition.

On November 8, 2017, Calumet Refining, LLC, a Delaware limited liability company (f/k/a Calumet Lubricants Co., Limited Partnership, an Indiana limited partnership) and a wholly-owned subsidiary of Calumet Specialty Products Partners, L.P. (the “Company”) completed its previously announced sale to Husky Superior Refining Holding Corp. of all of the issued and outstanding membership interests in Calumet Superior, LLC (“Superior”), which owns a refinery located in Superior, Wisconsin (the “Superior Refinery”) and associated inventories, the Superior Refinery’s wholesale marketing business and related assets, including certain owned or leased product terminals, and certain crude gathering assets and line space in North Dakota (the “Transaction”) for net proceeds of approximately $492 million in cash, which includes payment for net working capital, inventories and reimbursement of certain capital spending. The cash consideration is subject to certain purchase price adjustments relating to, among other things, final net working capital adjustments.

Item 7.01. Regulation FD Disclosure.

On November 8, 2017, the Company issued a press release announcing the completion of the Transaction. The press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2017 and Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016 and the six months ended June 30, 2017 (collectively, the “Unaudited Pro Forma Consolidated Financial Statements”) together with the notes thereto, are attached hereto and incorporated herein as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press release dated November 8, 2017.
Exhibit 99.2	Unaudited Pro Forma Financial Statements and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

November 8, 2017	By:	/s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press release dated November 8, 2017.
Exhibit 99.2	Unaudited Pro Forma Financial Statements and accompanying notes.